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                                                                    Exhibit 10.3


                AMENDMENT NUMBER 1 TO EXHIBIT "A" TO THAT CERTAIN
                 EMPLOYMENT AGREEMENT BETWEEN SYKES ENTERPRISES,
          INCORPORATED AND CHARLES E. SYKES DATED AS OF JANUARY 1, 2004

WHEREAS, Sykes Enterprises, Incorporated and Charles E. Sykes, entered into that certain Employment Agreement dated January 1, 2004 (the "Employment Agreement"); and

WHEREAS the parties desire to amend Exhibit "A" to the Employment Agreement (Exhibit A);

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that such Exhibit "A" is hereby amended as set forth below.

1. The following section of Exhibit "A" shall be amended as follows:

Base Salary: Effective May 7, 2004 and continuing through the end of the Term, (subject to termination or amendment as may be provided for in the Employment Agreement) the base salary will increase from $5,769.23 per week to $6,730.76 per week, payable bi-weekly.

2. The following section shall be added to Exhibit A:

Title: Effective May 7, 2004, and continuing through the end of the Term, (subject to termination or amendment as may be provided for in the Employment Agreement) the Employee shall serve in the positions of President and Chief Operating Officer.

IN WITNESS WHEREOF, the parties have executed this "Amendment Number 1 to Exhibit A" effective as of the 7th day of May 2004.

SYKES ENTERPRISES, INCORPORATED

By: /s/ Jenna R. Nelson
    ----------------------------------------------------
    Jenna R. Nelson, Sr. Vice President, Human Resources

Date: 6/9/04
      ----------------------------

Employee Acknowledged:

/s/ Charles E. Sykes
----------------------------------
Charles E. Sykes

Date: 6/9/04
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